UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of Incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In advance of its scheduled presentation at the Jefferies Virtual Healthcare Conference on June 2, 2021, Bruker Corporation (the “Company”) stated that it currently expects non-GAAP organic revenue growth for the second quarter of fiscal year 2021 to be greater than 25% from the comparable quarterly period of 2020.

In addition, due to continued strong demand for its high-performance life science tools, scientific instruments, and diagnostic solutions, the Company now expects its non-GAAP organic revenue growth for fiscal year 2021 to be in a range of 13% to 15% compared to the fiscal year ended December 31, 2020. This represents an increase of 2% compared to prior guidance.

The anticipated financial results referred to herein are based on management’s preliminary, unaudited analysis of its financial performance as of the date hereof. As of the date hereof, the fiscal quarter ending June 30, 2021 and fiscal year 2021 have not been completed. Accordingly, Bruker has not completed its quarter end or year end procedures for such periods, and its independent registered accounting firm has not reviewed the anticipated financial results discussed herein. During the course of the Company’s quarter-end and year-end closing procedures and review process, the Company may identify items that would require it to make adjustments, which may be material, to the information presented above. The above statements do not present all information necessary for an understanding of the Company’s results of operations for the fiscal quarter ending June 30, 2021 or the fiscal year ended December 31, 2021. Accordingly, undue reliance should not be placed on these anticipated financial results.

The information furnished in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Measures

We refer in this Current Report on Form 8-K to anticipated organic revenue growth, a non-GAAP financial measure. We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business.

The presentation of non-GAAP financial measures is not intended to be a substitute for, or superior to, financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe this non-GAAP financial measure provides meaningful supplemental information regarding our performance, however we urge investors not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP organic revenue growth provides relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use this and other non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. This measure may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

For the Company’s outlook for the fiscal quarter ending June 30, 2021 and the fiscal year ended December 31, 2021 non-GAAP organic revenue growth, we are not able to provide without unreasonable effort the most directly comparable GAAP financial measure, or a reconciliation to such GAAP financial measure on a forward-looking basis.

Forward Looking Statements

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s current expectations with respect to our anticipated second quarter 2021 and anticipated full year 2021 performance, including our non-GAAP organic revenue growth. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to the preliminary nature of the Company’s second quarter 2021 financial information, which is subject to completion of the quarter and of the quarterly review procedures, risks related to the global economy and the COVID-19 pandemic, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2020 and our subsequent quarterly reports on Forms 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: June 2, 2021	By:	/s/ GERALD N. HERMAN
Gerald N. Herman
Chief Financial Officer and Executive Vice President